Veradigm J.P. Morgan Healthcare Conference January 11, 2023 Exh. 99.2

Veradigm | Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our 2023 outlook. These forward-looking statements are based on the current beliefs and expectations of Veradigm management, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” “look forward,” “pipeline,” “aim” and similar terms. Actual results could differ significantly from those set forth in the forward-looking statements and reported results should not be considered an indication of future performance or events. Certain factors that could cause our actual results to differ materially from those described in the forward-looking statements include, but are not limited to: our ability to achieve the growth strategy, if at all; security breaches resulting in unauthorized access to our or our clients’ computer systems or data, including denial-of-services, ransomware or other Internet-based attacks; investigations and proceedings from governmental entities or third parties other than the DOJ related to the same or similar conduct underlying the DOJ’s prior investigations into Practice Fusion’s business practices; our ability to recover from third parties (including insurers) any amounts paid in connection with Practice Fusion’s settlement agreements with the DOJ and related inquiries; risks associated with the disposition of our Hospitals and Large Physician Practices Business; the expected financial results of businesses acquired by us; the successful integration of businesses acquired by us; the anticipated and unanticipated expenses and liabilities related to businesses acquired by us, including the civil investigation by the U.S. Attorney’s Office involving our former Enterprise Information Solutions business; other risks associated with investments and acquisitions; our failure to compete successfully; consolidation in our industry; current and future laws, regulations and industry initiatives; increased government involvement in our industry; the failure of markets in which we operate to develop as quickly as expected; our or our customers’ failure to see the benefits of government programs; changes in interoperability or other regulatory standards; our ability to maintain and expand our business with existing clients or effectively transition clients to newer products; market acceptance of our products and services; our ability to manage future growth; our ability to introduce new products and services; our ability to establish and maintain strategic relationships; the performance of our products; our ability to protect our intellectual property rights; the outcome of legal proceedings involving us; our ability to hire, retain and motivate key personnel, including the impact of generalized labor shortages; performance by our content and service providers; liability for use of content; price reductions; our ability to license and integrate third-party technologies; risks related to global operations; variability of our quarterly operating results; risks related to our outstanding indebtedness; changes in tax rates or laws; business disruptions; our ability to maintain proper and effective internal controls; asset and long-term investment impairment charges; and inflationary pressures and macroeconomic volatility, including impacts related to the COVID-19 pandemic. Additional information about these and other risks, uncertainties, and factors affecting our business is contained in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Qs. We do not undertake to update forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes in our business, financial condition or operating results over time.

Who We Are

Our Mission At Veradigm we are transforming health, insightfully PAYER BIOPHARMA PROVIDER Veradigm is a healthcare technology and analytics company spanning across the three pillars of healthcare Differentiators are our connectivity, scale, and expertise

Enterprise Platform Patient Engagement Practice Mgmt. & Rev Cycle Mgmt. Veradigm Provider Solutions Cloud EHR serves over 21,000 small practices Professional EHR serves over 2,100 complex practices 850 healthcare services organizations $100B processed charges Growth market among Cloud EHR practices 1,000+ platform customers using commercial APIs for financial and clinical transactions Personal Health Record & Patient Portal Telehealth, scheduling, payments and more Over 100M patient engagement users EHR

Our Provider Solutions Form Core of a Larger Veradigm Network Other Practice Solutions = 60K Proprietary Registries = 20K Healthcare IT Partners = 170K Collectively, serve 330K+ HEALTHCARE PROVIDERS & ~180M PATIENTS via the Veradigm Network EHR Providers = 80K

The Veradigm Formula Unique Ability to Drive Efficiencies; Build Awareness; Enhance Decision Making at the Point of Care Provider Scale Workflow Connectivity Analytics For Payers and Life Sciences Companies

100+ health plan clients 9 of top 20 health plans 30M+ members across the US Veradigm Payer Our insightful solutions lead to better patient outcomes, increased revenue, and lower costs Our Payer focused solutions connect to more than 275K Providers across the US Solutions address Medicare Advantage, Managed Medicaid and ACA markets

End to End Payer Solutions End to End Solution Value Layering $3 $2 $1 $ AVG. PER MEMBER PER MONTH Submissions Provider Engagement Risk & Quality Analytics Data Organization PAYMENT Submissions enable the Health Plan to get paid ACTIVATION The activation of the provider and the member to get the result FOUNDATION IDENTIFICATION The Identification of what to do

Provide data and registry information (ACC) as standalone or combined data sets We perform registry and study implementation services via our RWE Consulting group Digital Health Media serves agencies and direct sponsors by providing ads via our Provider platforms Veradigm Life Science Leverage Real-world Practice Data to Generate Insights What does our Life Science business do and who do we serve?

Leader in Digital Media – Point of Care Messaging Biopharma companies working with Veradigm for point-of-care media Years delivering multi-platform point-of-care media Campaigns successfully executed over 11 years Ad impressions served since 2011 20B+ 100+ 11+ 1K+

How Do We Expect To Grow

Market Trends Accelerate Our Growth Strategy MOVE TO OUTPATIENT AND AMBULATORY CARE CHANGING INTEROPERABILITY STANDARDS INCREASE IN HEALTHCARE SPENDING DYNAMIC REGULATORY ENVIRONMENT GROWTH STRATEGY Leverage Convergence of Healthcare Market and the Transition to Value-Based Care EXPANDING USE OF REAL-WORLD DATA INCREASED NEED FOR HEALTH ECONOMICS & OUTCOMES RESEARCH

Veradigm’s Competitive Advantages Patented Risk Adjustment Methodology with dynamic intervention planning empowers Payers to identify actionable interventions Easy-to-use, intuitive Clinical, Financial, Revenue Cycle and Patient Engagement solutions designed for Independent Providers Scalable access to Research and Real-World Clinical Data via direct connection with the Point-of-Care Bi-directional clinical and financial data exchange between Payers and Providers drives value for all stakeholders Secure, Reliable, and Compliant Cloud Solutions that scale Highly-targeted, scalable delivery of Biopharma Awareness Messaging to HCPs via their EHRs

Payer Data & Analytics| Large Addressable Market Veradigm Current $3.3B Addressable Payer Data and Analytics Market Segment Expected to Grow 20%+ Annually Total Opportunity Payer Spend on Software and IT Services in Healthcare ~$19B Current Veradigm Opportunity ~$3.3B Payer Solutions Growth Drivers Payer’s Long-Term Vision: To be a Full Service Managed Gateway for Clinical and Financial data enabling better Interoperability + Analytics + Payment Based on Payer Analytics Solutions and Healthcare Information Exchange

Derived from Veradigm Network ambulatory EHRs One of the largest deidentified EHR datasets Extensive nationally distributed patient population from a wide range of practice sizes Supports patient longitudinal analysis, stand-alone or linked to other real-world data sources Rich Real-World Data at the Point-of-Care >180M PATIENTS ACROSS ALL PLATFORMS ~10 YEARS OF DATA AVAILABLE Veradigm Ambulatory EHR Database

Financials

Veradigm Revenue Performance FY 2021 YTD Q3’22 Revenue Growth 4.1% 6.2%

Margin Performance 1 See reconciliation of non-GAAP metrics in the appendix of this presentation.

Free Cash Flow as a % of Revenue Accelerates 1 See reconciliation of non-GAAP metrics in the appendix of this presentation.

Significantly Reducing Share Count While Keeping Strong Cash 1 See reconciliation of non-GAAP metrics in the appendix of this presentation.

Veradigm 2023 Guidance and Share Repurchase Program Board Approved New Share Repurchase Program: Company may purchase up to $250 million of common stock 2023 Financial Guidance: Revenue expected between $640 million and $660 million Non-GAAP earnings per share expected between $0.90 and $1.00

Q&A

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliations (Adjusted EBITDA)

Non-GAAP Reconciliations (Free Cash Flow & Free Cash Flow as a % of Revenue)

Non-GAAP Reconciliations (Non-GAAP diluted shares outstanding)

Veradigm | Non-GAAP Financial Measures Veradigm reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Veradigm presents gross profit, gross margin, income from operations, Adjusted EBITDA, Adjusted EBITDA margin, diluted earnings per share, diluted weighted shares outstanding, and free cash flow and free cash flow as a percentage of revenue, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definitions of non-GAAP financial measures are presented below: Non-GAAP gross profit consists of GAAP gross profit, as reported, and excludes acquisition-related amortization and; stock-based compensation expense. Non-GAAP gross margin consists of non-GAAP gross profit as a percentage of revenue in the applicable period. Non-GAAP income from operations consists of GAAP income (loss) from operations, as reported, and excludes acquisition-related amortization; stock-based compensation expense; and transaction and other costs. Adjusted EBITDA is a non-GAAP measure and consists of GAAP income/(loss) from operations, as reported, and adjusts for: depreciation and amortization; asset impairment charges; stock-based compensation expense; and transaction and other costs. Adjusted EBITDA margin is a non-GAAP measure that is calculated by dividing Adjusted EBITDA by revenue. Non-GAAP diluted weighted shares outstanding: consists of diluted weighted shares outstanding, as reported, less the dilutive impact of 0.875% convertible notes due to the intent to settle the principal in cash and shares to be delivered at settlement by the convertible note hedge. Non-GAAP diluted earnings per share consist of non-GAAP net income, as defined above, divided by non-GAAP diluted weighted shares outstanding, as defined above, during the applicable period. Free cash flow consists of GAAP cash flows from continuing operations in the applicable period, net of capital expenditures and capitalized software costs. Reconciliations to GAAP cash flows from continuing operations are found in Table 6 within this press release. Free Cash Flow as a percentage of Revenue: Trailing twelve months of free cash flow divided by trailing twelve months of revenue.

Veradigm | Non-GAAP Financial Measures Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising primarily from the acquisition of intangible assets in connection with acquisitions or investments. Veradigm excludes acquisition-related amortization expense from non-GAAP gross profit, non-GAAP operating income, and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods because of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation, and the related amortization expense will recur in future periods. Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards. Veradigm excludes stock-based compensation expense from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods as a result of the timing and valuation of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods, and such expense will recur in future periods. Transaction and Other Costs. Transaction and other costs relate to certain legal proceedings and investigations, consulting, severance, incentive compensation and other charges incurred in connection with activities that are considered not reflective of our core business. Other costs also include non-cash impairment charges based on management’s assessment of the likelihood of near-term recovery of the investments’ value. Veradigm excludes transaction and other costs, in whole or in part, from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods. Asset Impairment Charges. Asset impairment charges reflect non-cash charges related to the write-offs of deferred costs related to our private cloud hosting operations.

Veradigm | Non-GAAP Financial Measures Management also believes that non-GAAP gross profit, gross margin, income from operations, Adjusted EBITDA, Adjusted EBITDA margin, diluted earnings per share, diluted weighted shares outstanding, and free cash flow and free cash flow as a percentage of revenue provide useful supplemental information to management and investors regarding the underlying performance of Veradigm business operations. Acquisition accounting adjustments, transaction, and other costs recorded in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein. Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP gross profit, operating income, net income, diluted earnings per share, Adjusted EBITDA and/or Adjusted EBITDA margin to measure achievement under Veradigm stock and cash incentive compensation plans. Note, however, that non-GAAP gross profit, operating income, net income, diluted earnings per share, Adjusted EBITDA and Adjusted EBITDA margin are performance measures only, and they do not provide any measure of cash flow or liquidity. Veradigm considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after capital expenditures and capitalized software costs. Free cash flow provides management and investors a valuable measure to determine the quantity of capital generated that can be deployed to create additional shareholder value by a variety of means. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Veradigm results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures above.